UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 6, 2025
(Date of earliest event reported)

BANK5 2025-5YR13
(Central Index Key Number 0002047638)

(Exact name of issuing entity)

JPMorgan Chase Bank, National Association
(Central Index Key Number 0000835271)

(Exact name of sponsor as specified in its charter)

Bank of America, National Association
(Central Index Key Number 0001102113)

(Exact name of sponsor as specified in its charter)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

(Exact name of sponsor as specified in its charter)

Morgan Stanley Mortgage Capital Holdings LLC

(Central Index Key Number 0001541557)

(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Central Index Key Number 0001013611)

(Exact name of registrant as specified in its charter)

New York	333-280318-01	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue
New York, New York		10179
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(212) 834-5467

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On February 6, 2025, J.P. Morgan Securities LLC (“JPMS”), BofA Securities, Inc. (“BofA Securities”), Wells Fargo Securities, LLC (“WFS”), Morgan Stanley & Co. LLC (“MS&Co.”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel” and, together in such capacity with JPMS, BofA Securities, WFS, MS&Co. and Academy, the “Underwriters”) entered into an agreement with J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Registrant”) and JPMorgan Chase Bank, National Association (“JPMCB”), dated as of February 6, 2025 (the “Underwriting Agreement”), an executed version of which is attached hereto as Exhibit 1.1, with respect to the sale of the Public Certificates (as defined below) scheduled to occur on February 25, 2025 (the “Closing Date”). The Public Certificates will have an aggregate initial principal amount of $591,699,000.

The Registrant also entered into an agreement to sell the Private Certificates, having an aggregate initial principal amount of $108,536,747, to JPMS, BofA Securities, WFS, MS&Co., Drexel and Academy (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of February 6, 2025 (the “Certificate Purchase Agreement”), among the Registrant, JPMCB and the Initial Purchasers. The Private Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On the Closing Date, the Registrant will cause the issuance of the BANK5 2025-5YR13, Commercial Mortgage Pass-Through Certificates, Series 2025-5YR13 (the “Certificates”) and (ii) the creation of an uncertificated interest (the “RR Interest”, and together with the Class RR Certificates, the “VRR Interest”) in the Issuing Entity (as defined below) representing the right to receive a specified percentage of certain amounts collected on the Mortgage Loans (as defined below), net of all expenses of the Issuing Entity, in each case pursuant to a pooling and servicing agreement, dated and effective as of February 1, 2025, an executed version of which is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among the Registrant, Wells Fargo Bank, National Association, as master servicer, K-Star Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

The Certificates will consist of the following classes, designated as (i) Class A-1, Class A-2, Class A-2-1, Class A-2-2, Class A-2-X1, Class A-2-X2, Class A-3, Class A-3-1, Class A-3-2, Class A-3-X1, Class A-3-X2, Class X-A, Class X-B, Class A-S, Class A-S-1, Class A-S-2, Class A-S-X1, Class A-S-X2, Class B, Class B-1, Class B-2, Class B-X1 and Class B-X2 Certificates (collectively, the “Public Certificates”) and (ii) Class X-H, Class X-J, Class X-K, Class C, Class C-1, Class C-2, Class C-X1, Class C-X2, Class D, Class E, Class F, Class G, Class H, Class J, Class K and Class R Certificates (the “Private Certificates”).

The assets of the Issuing Entity include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
The Spiral	4.5	4.2
Gateway Center North	4.6	4.3
The Plaza at Walnut Creek	4.7	N/A
Radius at Harbor Bay	4.8	4.4

The Certificates and the RR Interest represent, in the aggregate, the entire beneficial ownership in the BANK5 2025-5YR13 (the “Issuing Entity”), a common law trust fund to be formed on February 25, 2025 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 31 commercial, multifamily and/or manufactured housing commercial mortgage loans (the “Mortgage Loans”). The Mortgage Loans will be acquired by the Registrant from (i) JPMCB pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of February 6, 2025, between the Registrant and JPMCB, (ii) Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of February 6, 2025, between the Registrant and BANA, (iii) Wells Fargo Bank, National Association (“WFB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of February 6, 2025, between the Registrant and WFB, and (iv) Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of February 6, 2025, between the Registrant and MSMCH.

The Public Certificates and the Mortgage Loans are more particularly described in the prospectus, dated February 6, 2025 (the “Prospectus”) and as filed with the Securities and Exchange Commission on February 10, 2025. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of February 6, 2025.

The related registration statement (file no. 333-280318) was originally declared effective on September 9, 2024.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(c)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of February 6, 2025, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, BofA Securities, Inc., Wells Fargo Securities, LLC, Morgan Stanley & Co. LLC, Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters, and JPMorgan Chase Bank, National Association.
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of February 1, 2025, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, K-Star Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Trust and Servicing Agreement, dated as of January 24, 2025, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, Midland Loan Services, a Division of PNC, National Association, as special servicer, and Computershare Trust Company, National Association, as certificate administrator and as trustee.
Exhibit 4.3	Pooling and Servicing Agreement, dated and effective as of November 1, 2024, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.4	Pooling and Servicing Agreement, dated and effective as of January 1, 2025, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.5	Co-Lender Agreement, dated as of January 24, 2025, by and between JPMorgan Chase Bank, National Association, as initial note A-1 holder, initial note A-5 holder, initial note A-9 holder and initial note B-1 holder, Bank of America, National Association, as initial note A-2 holder, initial note A-6 holder, initial note A-10 holder and initial note B-2 holder, Goldman Sachs Bank USA, as initial note A-3 holder, initial note A-7 holder, initial note A-11 holder and initial note B-3 holder, and Wells Fargo Bank, National Association, as initial note A-4 holder, initial note A-8 holder, initial note A-12 holder and initial note B-4 holder, relating to The Spiral Whole Loan.
Exhibit 4.6	Agreement Among Note Holders, dated as of October 29, 2024, by and among Bank of America, N.A., as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder, initial note A-4 holder, initial note A-5 holder, initial note A-6 holder and initial note A-7 holder, relating to the Gateway Center North Whole Loan.

Exhibit 4.7	Agreement Between Note Holders, dated as of January 22, 2025, by and between Wells Fargo Bank, National Association, as initial note A-1 holder and initial note A-2 holder, relating to The Plaza at Walnut Creek Whole Loan.
Exhibit 4.8	Co-Lender Agreement, dated as of December 30, 2024, between Wells Fargo Bank, National Association, as note A-1 holder, note A-2 holder and note A-3 holder, and German American Capital Corporation, as note A-4 holder, relating to the Radius at Harbor Bay Whole Loan.
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated February 6, 2025.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of February 6, 2025, between JPMorgan Chase Bank, National Association, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of February 6, 2025, between Bank of America, National Association, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of February 6, 2025, between Wells Fargo Bank, National Association, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of February 6, 2025, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 10, 2025	J.P. Morgan Chase Commercial Mortgage Securities Corp. (Registrant)
	By:	/s/ Harris Rendelstein
Name: Harris Rendelstein
Title: Executive Director